Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 4, 2000 in the third amendment to the Registration Statement (Form S-1 No. 333-94233) and related Prospectus of OneSoft Corporation for the registration of 5,175,000 shares of its common stock.

                                        /s/ Ernst & Young LLP

McLean, Virginia
March 14, 2000